LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 12, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 31, 2013, OF

LEGG MASON STRATEGIC REAL RETURN FUND

The section titled “The Fund’s Manager, Adviser and Subadvisers – Portfolio Managers - Batterymarch” in the fund’s Statement of Additional Information is deleted and replaced with the following:

Batterymarch: Stephen A. Lanzendorf, CFA and Philip Smeaton, CFA; and

The section titled “The Fund’s Manager, Adviser and Subadvisers – Portfolio Managers - Other Accounts - Batterymarch” in the fund’s Statement of Additional Information is deleted and replaced with the following:

Batterymarch
Stephen A. Lanzendorf	Registered Investment Companies	7	3,366	0	0
	Other Pooled Investment Vehicles	13	823	1	5
	Other Accounts	47	4,288	3	87
Philip Smeaton*	Registered Investment Companies	3	1,777	0	0
	Other Pooled Investment Vehicles	8	300	0	0
	Other Accounts	10	1,396	0	0

*	Information is as of October 31, 2013.

The section titled “The Fund’s Manager, Adviser and Subadvisers – Portfolio Managers - Ownership of Securities - Batterymarch” in the fund’s Statement of Additional Information is deleted and replaced with the following:

Dollar Range of Equity Securities in the Fund ($)
Batterymarch
Stephen A. Lanzendorf	0
Philip Smeaton*	0

*	Information is as of October 31, 2013.

The first paragraph in the section titled “The Fund’s Manager, Adviser and Subadvisers – Portfolio Managers - Compensation and Conflict of Interest Policies - Batterymarch” in the fund’s Statement of Additional Information is deleted and replaced with the following:

Batterymarch. Stephen A. Lanzendorf, CFA and Philip Smeaton, CFA serve as portfolio managers for the fund and are employed by Batterymarch.

Please retain this supplement for future reference.

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